UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2024

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 14, 2024, at the 2024 Annual Meeting of Stockholders (the “Meeting”) of Cellectar Biosciences, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2021 Stock Incentive Plan (the “Plan”) in order to increase the number of shares reserved for issuance under the Plan by 7,000,000 shares.

Appendix A to the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 26, 2024, presents the Plan, as amended, and with marked changes reflecting the impact of the 2024 Amendment, which is presented in Proposal No. 2 of the proxy statement. A copy of the Plan, as amended, is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company convened the Meeting at 10:00 a.m., local time, on June 14, 2024.

Four proposals were presented for stockholder approval at the Meeting:

Proposal No.1 – Election of Directors

Class I directors, Asher Chanan-Khan, M.B.B.S., M.D. and John Neis, were nominated and elected to serve three-year terms. The vote was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Asher Chanan-Khan, M.B.B.S., M.D.	15,427,511	164,733	47,081	10,395,668
John Neis	14,867,723	725,688	45,914	10,395,668

Proposal No. 2 – Approval of an Increase in Shares Available under the 2021 Stock Incentive Plan by 7,000,000 Shares

The Company requested approval of an increase in the number of shares of common stock available for issuance under the 2021 Stock Incentive Plan of 7,000,000 shares. The stockholders approved the increase. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
14,514,048	1,062,401	63,186	10,395,668

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company requested ratification of the appointment by the Audit Committee of the Board of Directors of Baker Tilly US, LLP to be the Company’s independent registered public accounting firm for fiscal year 2024. The stockholders ratified the appointment. The vote was as follows:

For	Against	Abstain
25,763,034	183,060	89,209

Proposal No. 4 – Approval of Executive Compensation

The Company requested approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The stockholders approved the compensation of the named executive officers. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
15,128,525	435,912	75,198	10,395,668

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
10.1	Cellectar Biosciences, Inc. 2021 Stock Incentive Plan, as Amended
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: June 14, 2024	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer